Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Supplement, dated February 6, 2006

to

Prospectuses and Statements of Additional Information, dated April 30, 2005 or thereafter

This Supplement is intended to be distributed with prospectuses and statements of additional information for certain variable annuity contracts issued by Allstate Life Insurance Company of New York.

The prospectuses and statements of additional information are revised as follows:

•	References to Scudder Variable Series I are deleted and replaced with DWS Variable Series I.

•	References to Scudder Variable Series II are deleted and replaced with DWS Variable Series II.

•	References to Scudder SVS I Bond Portfolio - Class A are deleted and replaced with DWS Bond VIP - Class A

•	References to Scudder SVS I Capital Growth Portfolio - Class A are deleted and replaced with DWS Capital Growth VIP - Class A

•	References to Scudder SVS I Global Discovery Portfolio - Class A are deleted and replaced with DWS Global Opportunities VIP - Class A

•	References to Scudder SVS I Growth and Income Portfolio - Class A are deleted and replaced with DWS Growth & Income VIP - Class A

•	References to Scudder SVS I International Portfolio - Class A are deleted and replaced with DWS International VIP - Class A

•	References to Scudder SVS I Money Market Portfolio - Class A are deleted and replaced with DWS Money Market VIP - Class A

•	References to Scudder SVS II Small Cap Growth Portfolio - Class A are deleted and replaced with DWS Small Cap Growth VIP - Class A

•	References to Scudder SVS II Total Return Portfolio - Class A are deleted and replaced with DWS Balanced VIP - Class A

•	References to Scudder Distributors, Inc. are deleted and replaced with DWS Scudder Distributors, Inc.

The investment objectives for the funds listed above have not changed.

Please retain this supplement together with your prospectus for future reference.